Exhibit 99.2

Washington Federal, Inc.

Fact Sheet

September 30, 2010

($ in Thousands)

	3/10 QTR		6/10 QTR		9/10 QTR
Loan Loss Reserve-Total	$194,553		$173,427		$163,094
- General	85,730		89,759		98,092
- Specific	108,823		83,668		65,002
Net Charge-offs (Recoveries) for the Qtr	59,419		41,862		36,332
Non-performing Assets - Total	538,928		473,121		434,530
- REO	148,813		149,305		160,754
- REHI	55,243		31,481		28,244
- Non-accrual	334,872		292,335		245,532
Troubled Debt Restructuring	244,821		262,683		272,922
Regulatory Capital Ratios (excludes holding co.)
- Tangible	1,504,519	11.17%	1,518,120	11.36%	1,534,681	11.67%
- Core	1,504,519	11.17	1,518,120	11.36	1,534,681	11.67
- Risk Based	1,587,328	22.03	1,604,621	22.71	1,619,206	23.39

	3/10 QTR	3/10 YTD	6/10 QTR	6/10 YTD	9/10 QTR	9/10 YTD
Loan Originations - Total	$325,842	$724,909	$383,415	$1,108,324	$369,209	$1,477,533
Single-Family Residential	106,195	287,423	141,283	428,706	154,723	583,429
Construction - Speculative	30,802	52,326	46,651	98,977	33,351	132,328
Construction - Custom	57,349	129,874	70,226	200,100	75,957	276,057
Land- Acquisition & Development	4,087	20,482	6,501	26,983	4,196	31,179
Land - Consumer Lot Loans	2,132	5,491	3,275	8,766	2,568	11,334
Multi-Family	16,212	35,052	6,308	41,360	7,819	49,179
Commercial Real Estate	3,702	15,517	24,578	40,095	19,505	59,600
Commercial & Industrial	90,047	145,480	67,210	212,690	59,412	272,102
HELOC	14,543	31,924	16,357	48,281	10,803	59,084
Consumer	773	1,340	1,026	2,366	875	3,241

	3/10 QTR	3/10 YTD	6/10 QTR	6/10 YTD	9/10 QTR	9/10 YTD
Loan Servicing Fee Income	$1,791	$3,678	$1,679	$5,358	$2,080	$7,438
Other Fee Income	1,137	1,890	1,026	2,916	820	3,736

Total Fee Income	$2,929	$5,569	$2,706	$8,274	$2,900	$11,174

	3/10 QTR	3/10 YTD	6/10 QTR	6/10 YTD	9/10 QTR	9/10 YTD
Average Loans	$8,855,140	$8,952,896	$8,656,871	$8,854,221	$8,604,249	$8,791,214
Average Earning Assets	12,545,759	12,276,183	12,641,835	12,398,067	12,636,641	12,458,201
Average Assets	13,446,964	13,101,725	13,765,244	13,297,034	13,649,632	13,373,767
Average Paying Liabilities	11,690,254	11,257,747	11,834,265	11,449,920	11,722,052	11,518,512
Operating Expenses/Average Assets	1.19%	1.02%	0.97%	1.00%	0.93%	0.98%
Efficiency Ratio	21.25	23.11	31.85	25.43	29.73	26.26
Amortization of Intangibles	$580	$1,308	$431	$1,739	$401	$2,140
Net Interest Margin	3.09%	3.17%	3.14%	3.16%	3.18%	3.17%

Repayments	3/10 QTR	3/10 YTD	6/10 QTR	6/10 YTD	9/10 QTR	9/10 YTD
Loans	$464,191	$917,613	$523,829	$1,441,489	$523,083	$1,964,572
MBS	204,362	392,521	190,356	582,877	156,766	739,643

EOP Numbers	3/10 QTR		6/10 QTR		9/10 QTR
Shares Issued and Outstanding	112,455,059		112,474,412		112,483,632

Share repurchase information	3/10 QTR	3/10 YTD	6/10 QTR	6/10 YTD	9/10 QTR	9/10 YTD
Remaining shares auth. for repurchase	2,888,314	2,888,314	2,888,314	2,888,314	2,888,314	2,888,314
Shares repurchased	—	—	—	—	—	—
Average share repurchase price	$—	$—	$—	$—	$—	$—

Washington Federal, Inc.

Fact Sheet

September 30, 2010

($ in Thousands)

Tangible Common Book Value	3/10 QTR		6/10 QTR		9/10 QTR
$ Amount	$1,558,088		$1,577,627		$1,583,429
Per Share	13.86		14.03		14.08

# of Employees	1,275		1,235		1,223
Tax Rate - Going Forward	36.00%		36.00%		36.00%

Investments	3/10 QTR		6/10 QTR		9/10 QTR
Available-for-sale:
Agency MBS	$1,912,336		$1,822,950		$2,130,087
Other	364,727		432,837		351,006

	$2,277,063		$2,255,787		$2,481,093

Held-to-maturity:
Agency MBS	$84,903		$78,165		$73,052
Other	7,055		7,055		7,055

	$91,958		$85,220		$80,107

	AS OF 3/31/10		AS OF 6/30/10		AS OF 9/30/10
Gross Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$6,684,914	73.5%	$6,632,333	74.1%	$6,551,836	74.8%
Construction - Speculative	196,738	2.2	180,523	2.0	169,712	1.9
Construction - Custom	268,407	3.0	275,509	3.1	256,384	2.9
Land - Acquisition & Development	408,029	4.5	343,567	3.8	307,230	3.5
Land - Consumer Lot Loans	188,475	2.1	187,548	2.1	186,840	2.1
Multi-Family	713,310	7.8	707,784	7.9	697,351	7.9
Commercial Real Estate	287,018	3.2	312,186	3.5	315,915	3.6
Commercial & Industrial	107,700	1.2	96,227	1.1	82,640	0.9
HELOC	128,238	1.4	119,540	1.3	116,143	1.3
Consumer	103,960	1.1	101,219	1.1	92,624	1.1

	9,086,789	100%	8,956,436	100%	8,776,675	100%

Less:
ALL	194,553		173,427		163,094
Loans in Process	167,913		169,423		158,078
Deferred Net Origination Fees	35,838		35,795		35,707

	398,304		378,645		356,879

	$8,688,485		$8,577,791		$8,419,796

	AS OF 3/31/10		AS OF 6/30/10		AS OF 9/30/10
Net Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$6,618,133	76.2%	$6,558,586	76.5%	$6,476,330	76.9%
Construction - Speculative	131,949	1.5	111,745	1.3	121,991	1.4
Construction - Custom	163,272	1.9	169,858	2.0	136,796	1.6
Land - Acquisition & Development	293,568	3.4	250,599	2.9	232,168	2.8
Land - Consumer Lot Loans	181,187	2.1	183,661	2.1	181,147	2.2
Multi-Family	705,996	8.1	700,314	8.2	689,378	8.2
Commercial Real Estate	273,455	3.1	299,969	3.5	305,834	3.6
Commercial & Industrial	96,376	1.1	89,625	1.0	76,215	0.9
HELOC	127,081	1.5	118,400	1.4	115,084	1.4
Consumer	97,468	1.1	94,996	1.1	84,853	1.0

	$8,688,485	100%	$8,577,753	100%	$8,419,796	100%

*	Excludes covered loans

Washington Federal, Inc.

Fact Sheet

September 30, 2010

($ in Thousands)

	AS OF 3/31/10			AS OF 6/30/10			AS OF 9/30/10
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$4,416,186	49.2%	64	$4,341,225	48.9%	64	$4,320,280	48.9%	64
ID	612,930	6.8	16	618,337	7.0	16	614,002	6.9	16
OR	1,400,498	15.6	28	1,390,110	15.6	28	1,391,330	15.7	28
UT	345,641	3.9	10	350,591	3.9	10	353,035	4.0	10
NV	195,062	2.2	4	198,158	2.2	4	207,704	2.3	4
TX	133,775	1.5	6	130,575	1.5	6	130,199	1.5	6
AZ	1,371,579	15.3	21	1,364,811	15.4	21	1,347,178	15.2	21
NM	490,981	5.5	11	492,940	5.5	11	488,812	5.5	11

Total	$8,966,652	100%	160	$8,886,747	100%	160	$8,852,540	100%	160

	3/10 QTR			6/10 QTR			9/10 QTR
Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$167,050	1.9%		$178,800	2.0%		$184,240	2.1%
NOW (interest)	513,969	5.7		494,844	5.6		482,131	5.4
Savings (passbook/stmt)	222,213	2.5		230,256	2.6		234,673	2.7
Money Market	1,483,569	16.5		1,610,080	18.1		1,653,718	18.7
CD’s	6,579,851	73.4		6,372,767	71.7		6,297,778	71.1

Total	$8,966,652	100%		$8,886,747	100%		$8,852,540	100%

Deposits greater than $250,000 - EOP	$3,464,827	(1)		$873,707			$893,338

(1) This amount is for deposits > $100,000 - EOP

Brokered Deposits	$—			$—			$—

Non-Performing Assets	3/10 QTR			6/10 QTR			9/10 QTR
Restructured loans:
Single-Family Residential	$191,807	78.4%		$205,684	78.2%		$207,040	75.9%
Construction - Speculative	11,772	4.8		9,685	3.7		9,893	3.6
Construction - Custom	—	0.0		—	0.0		—	0.0
Land - Acquisition & Development	33,625	13.7		34,404	13.1		33,497	12.3
Land - Consumer Lot Loans	6,160	2.5		6,975	2.7		7,095	2.6
Multi-Family	1,379	0.6		4,898	1.9		12,862	4.7
Commercial Real Estate	—	0.0		—	0.0		1,503	0.6
Commercial & Industrial	—	0.0		959	0.4		954	0.3
HELOC	78	0.0		78	0.0		78	0.0
Consumer	—	0.0		—	0.0		—	0.0

Total restructured loans (2)	244,821	100%		262,683	100%		272,922	100%

Non-accrual loans:
Single-Family Residential	132,957			136,867			123,624
Construction - Speculative	62,169			51,186			39,915
Construction - Custom	—			—			—
Land - Acquisition & Development	113,136			74,183			64,883
Land - Consumer Lot Loans	—			—			—
Multi-Family	3,703			3,167			4,931
Commercial Real Estate	2,309			6,036			10,831
Commercial & Industrial	19,683			20,258			371
HELOC	—			—			—
Consumer	915			638			977

Total non-accrual loans	334,872			292,335			245,532
Total REO	148,813			149,305			160,754
Total REHI	55,243			31,481			28,244

Total non-performing assets	$538,928			$473,121			$434,530

Total non-performing assets and performing restructured loans	$763,058			$698,091			$659,725

Total non-performing assets and performing restructured loans as a % of total assets	5.53%			5.09%			4.89%

(2) Restructured loans were as follows:
Performing	$224,130	91.5%		$224,970	85.6%		$225,195	82.5%
Non-accrual *	20,691	8.5		37,713	14.4		47,727	17.5

* - Included in “Total non-accrual loans” above	$244,821	100%		$262,683	100%		$272,922	100%

Washington Federal, Inc.

Fact Sheet

September 30, 2010

($ in Thousands)

Net Charge-offs by Category	3/10 QTR	6/10 QTR	9/10 QTR
Single-Family Residential	$9,995	$6,102	$9,277
Construction - Speculative	6,613	3,987	9,392
Construction - Custom	—	—	263
Land - Acquisition & Development	39,479	24,278	11,826
Land - Consumer Lot Loans	497	453	1,251
Multi-Family	225	422	1,363
Commercial Real Estate	127	97	425
Commercial & Industrial	868	5,592	1,173
HELOC	—	—	49
Consumer	1,615	931	1,313

Total net charge-offs	$59,419	$41,862	$36,332

SOP 03-3	3/31/2010	6/30/2010	9/30/2010
Accretable Yield	$33,345	$30,107	$27,019
Non-Accretable Yield	214,920	214,920	214,920

Total Contractual Payments	$248,265	$245,027	$241,939

Washington Federal, Inc.

Fact Sheet

September 30, 2010

Delinquency Summary

excludes covered loans

($ in Thousands)

TYPE OF LOANS	#LOANS	AVG Size	AMOUNT OF LOANS NET OF LIP & CHG-OFFs	30	60	90	Total	% based on #	Previous Year	$ Delinquent	% based on $
SEPTEMBER 30, 2010
Single-Family Residential	35,080	186,641	$6,547,381,780	221	150	472	843	2.40%	798	$203,819,135	3.11%
Construction - Speculative	624	228,206	142,400,435	6	3	72	81	12.98%	146	26,346,159	18.50%
Construction - Custom	734	203,505	149,372,428	2	—	—	2	0.27%	8	282,768	0.19%
Land - Acquisition & Development	371	779,977	289,371,375	8	4	51	63	16.98%	147	42,785,129	14.79%
Land - Consumer Lot Loans	1,870	99,915	186,840,189	17	8	48	73	3.90%	55	9,798,827	5.24%
Multi-Family	1,231	566,459	697,311,003	5	—	9	14	1.14%	11	8,714,277	1.25%
Commercial Real Estate	641	496,755	318,419,665	6	1	12	19	2.96%	12	8,102,637	2.54%
Commercial & Industrial	634	130,347	82,640,206	3	2	3	8	1.26%	11	221,999	0.27%
HELOC	1,989	58,393	116,142,722	4	4	10	18	0.90%	8	1,568,879	1.35%
Consumer	15,444	5,997	92,624,490	247	136	111	494	3.20%	631	3,025,494	3.27%

	58,618		$8,622,504,292	519	308	788	1,615	2.76%	1,827	$304,665,304	3.53%

JUNE 30, 2010
Single-Family Residential	35,623	188,237	$6,705,575,706	281	100	478	859	2.41%	736	$207,150,954	3.09%
Construction - Speculative	631	235,663	148,703,070	5	5	109	119	18.86%	162	38,208,407	25.69%
Construction - Custom	757	225,290	170,544,432	5	—	3	8	1.06%	10	2,906,142	1.70%
Land - Acquisition & Development	425	775,420	329,553,425	1	4	53	58	13.65%	170	52,528,790	15.94%
Land - Consumer Lot Loans	1,871	100,058	187,208,455	17	9	44	70	3.74%	50	9,772,739	5.22%
Multi-Family	1,249	565,123	705,839,005	4	1	7	12	0.96%	11	6,876,161	0.97%
Commercial Real Estate	602	507,940	305,779,948	8	8	10	26	4.32%	10	14,496,428	4.74%
Commercial & Industrial	662	145,272	96,170,130	5	3	7	15	2.27%	19	14,524,536	15.10%
HELOC	1,985	60,378	119,851,018	1	3	8	12	0.60%	10	1,114,144	0.93%
Consumer	16,338	6,218	101,586,074	261	141	100	502	3.07%	601	3,239,619	3.19%

	60,143		$8,870,811,262	588	274	819	1,681	2.80%	1,779	$350,817,921	3.95%

MARCH 31, 2010
Single-Family Residential	35,773	186,870	$6,684,915,094	247	119	479	845	2.36%	633	$207,381,197	3.10%
Construction - Speculative	670	293,639	196,737,834	13	16	107	136	20.30%	206	45,062,504	22.90%
Construction - Custom	725	370,215	268,406,237	2	1	3	6	0.83%	10	3,255,789	1.21%
Land - Acquisition & Development	511	798,490	408,028,305	11	4	75	90	17.61%	175	97,344,748	23.86%
Land - Consumer Lot Loans	1,870	100,789	188,474,631	13	10	41	64	3.42%	56	8,433,874	4.47%
Multi-Family	1,266	563,436	713,310,327	1	4	8	13	1.03%	6	7,653,884	1.07%
Commercial Real Estate	483	594,241	287,018,632	8	1	4	13	2.69%	9	6,888,431	2.40%
Commercial & Industrial	679	158,615	107,699,611	5	4	5	14	2.06%	19	19,531,038	18.13%
HELOC	2,251	56,969	128,237,615	6	—	6	12	0.53%	10	901,266	0.70%
Consumer	17,224	6,036	103,960,506	236	130	98	464	2.69%	620	2,896,789	2.79%

	61,452		$9,086,788,792	542	289	826	1,657	2.70%	1,744	$399,349,519	4.39%